SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 8, 2010

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Lakeland Financial Corporation
(Exact name of Registrant as specified in its charter)

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Indiana	0-11487	35-1559596
(State or other jurisdiction	(Commission File Number)	(IRS Employer
Of incorporation)		Identification No.)

202 East Center Street, P.O. Box 1387, Warsaw, Indiana 46581-1387

(Address of principal executive offices) (Zip Code)

(574) 267-6144

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01. Other Events

As previously reported, on June 9, 2010, Lakeland Financial Corporation redeemed all of the 56,004 shares of preferred stock issued to the United States Department of the Treasury in February 2009 under the Capital Purchase Program (the "CPP") of the Emergency Economic Stabilization Act of 2008.  Lakeland Financial paid $56.0 million to redeem the shares of preferred stock.  Lakeland Financial has determined that it will not repurchase the warrants to purchase up to 198,269 shares of common stock that were issued to the Treasury in connection with the CPP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND FINANCIAL CORPORATION

Dated:  July 8, 2010                                                                                                                                                                                           By:  /s/David M. Findlay

                                                                                                                           David M. Findlay
                                                                                                                           Chief Financial Officer